SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 1, 2006


                          NEW GENERATION HOLDINGS, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              DELAWARE              0-24623          13-4056896
   ----------------------------   ------------   -------------------
   (STATE OR OTHER JURISDICTION   (COMMISSION      (IRS EMPLOYER
         OF INCORPORATION)        FILE NUMBER)   IDENTIFICATION NO.)


                                 245 PARK AVENUE
                            NEW YORK, NEW YORK 10167

               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 212-792-4030


         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

      On May 30, 2006, New Generation Holdings, Inc. issued a press release announcing that it will permit holders of its warrants, at the holder's election, to exercise the warrants to purchase shares of common stock of the Company's subsidiary Plastinum Corp., which recently changed its name from New Generation Plastic, Inc. A copy of the Press Release is set forth as "Exhibit 99.1" and is incorporated herein by reference. A copy of the amendment to the warrant document which will be sent to the warrant holders is annexed hereto as
Exhibit 4(vii) and is incorporated herein by reference.


Item 9.01         Financial Statements and Exhibits

                  (c)      Exhibits

                  99.1     Press Release Dated May 30, 2006

                  4(vii) Joinder Agreement and Amendment to Warrant to Purchase Stock

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                NEW GENERATION HOLDINGS, INC.

Dated:  June 1, 2006                            By: /s/ Jacques Mot
                                                    -------------------------
                                                    Jacques Mot
                                                    President and CEO